Mr. Neal J. Polan
April 26, 1999
Page 2


NY:62996.2
NY:62996.2


                                                   EXHIBIT 10.11



                                        HEALTHCORE MEDICAL SOLUTIONS, INC.
                                         405 LEXINGTON AVENUE, 50TH FLOOR
                                                NEW YORK, NY 10174





                                                   April 27, 1999





Mr. Neal J. Polan
20 Cameron Drive
Greenwich, Connecticut 07831


                           Re:      Amendment of Executive Employment Agreement

Dear Neal:

             This letter (the "Agreement")  sets forth the mutual  understanding between you and HealthCore Medical Solutions, Inc. (the "Company") concerning the amendment (the "Amendment") of the Executive Employment Agreement (the "Employment Agreement"), dated September 30, 1998, between you and the Company.

             You and the Company acknowledge that the Employment Agreement shall remain in full force and effect and that such Employment Agreement shall be, effective one hundred twenty (120) days following the execution of this Agreement, amended to add a new Paragraph 4(c) to read as follows:

                           "(c)  If  the  Company   terminates   the  Employment
                  Agreement for any reason, except for cause or in accordance with Paragraph 2 above, the Company shall, immediately upon termination of such Employment Agreement, pay you the lesser of (i) One Hundred Fifty Thousand ($150,000) Dollars or (ii) sixty percent (60%) of the present value of the remaining compensation and benefits due under the terms of the Employment Agreement on the date of its termination."

             In consideration for signing this Agreement and in exchange for the promises and waivers set forth herein, the Company shall, immediately upon signing this Agreement, provide you with one hundred sixty-five thousand (165,000) shares of the Company's Class A Common Stock.




                                                        Very truly yours,





                                                        HEALTHCORE MEDICAL
                                                        SOLUTIONS, INC.



                                                   By:  /s/ David L. Mullikan
                                                        Name: David L. Mullikin
                                                        Title: President



ACCEPTED AND AGREED TO:





/s/ Neal J. Polan
------------------------------------------
Neal J. Polan





Dated:        April 27, 1999